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                                   EXHIBITS
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                                 Exhibit Index
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       Exhibit Number                  Exhibit

          2 Asset Purchase Agreement between TrizecHahn Centers Inc. and The Rouse Company and Westfield America, Inc. dated April 6, 1998, is incorporated by reference from the Company's Current Report on Form 8-K filed August 13, 1998.